                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party Other than the Registrant  [_]

Check the appropriate box:

[ ]   Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                 Commission Only (as
                                                 permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         TITAN MOTORCYCLE CO. OF AMERICA
                (Name of Registrant as Specified in Its Charter)

 Payment of Filing Fee (check the appropriate box):

 [X]  No fee required.

 [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Title of each series of securities to which transaction applies:

(1)   Aggregate number of securities to which transaction applies:

(2) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(3)   Proposed maximum aggregate value of transaction:

        $

(4)   Total fee paid:
        $

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                        TITAN MOTORCYCLE CO. OF AMERICA


                                                               November 14, 2000


Dear Stockholder:


     You are cordially invited to attend the Special Meeting of stockholders of Titan Motorcycle Co. of America on Wednesday, December 13, 2000, at 10:00 a.m., local time, at Camelback Inn Marriott Resort, Golf Club & Spa, 5402 East Lincoln Drive, Scottsdale, Arizona 85253.


     On August 14, 2000, we issued $750,000 of convertible debentures in exchange for $750,000 in gross proceeds pursuant to a Securities Purchase Agreement. Under the Securities Purchase Agreement, we agreed to hold this Special Meeting in an effort to obtain the approval of our stockholders for the issuance of shares of our common stock upon conversion of the convertible debentures. Nasdaq rules require the approval of our stockholders for the issuance of shares of common stock in excess of 20% of our then outstanding capital stock. The conversion terms of the convertible debentures provide for the possibility of an issuance in excess of the specified percentage. As a result, stockholder approval is necessary.

     As described in the enclosed proxy statement, at the Special Meeting you will be asked to consider and vote upon a proposal to approve the issuance of common stock upon conversion of the convertible debentures.

     You are urged to read the accompanying proxy statement, which provides you with a description of the terms of the foregoing proposal.

     It is very important that your shares be represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. Executed proxy cards with no instructions indicated thereon will be voted for approval and adoption of the foregoing proposal.

                                          Sincerely yours,

                                          /s/ Francis S. Keery
                                          --------------------------------------
                                          Francis S. Keery
                                          Chief Executive Officer

                        TITAN MOTORCYCLE CO. OF AMERICA
                            2222 WEST PEORIA AVENUE
                             PHOENIX, ARIZONA 85029
                            TELEPHONE (602) 861-6977

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


To the stockholders of Titan Motorcycle Co. of America:



     The Special Meeting of the holders of the common stock of Titan Motorcycle Co. of America will be held at 10:00 a.m. local time on Wednesday, December 13, 2000 at Camelback Inn Marriott Resort, Golf Club & Spa, 5402 East Lincoln Drive, Scottsdale, Arizona 85253 for the following purposes:


     - To authorize the issuance of shares of Titan's common stock to holders of 12% convertible debentures upon the exercise of conversion rights;

     - To transact such other business as may properly come before the meeting, or any adjournment thereof.

     The Board of Directors has fixed November 14, 2000 as the record date for the Special Meeting with respect to this solicitation. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting, or any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ Francis S. Keery
                                          --------------------------------------
                                          Francis S. Keery,
                                          Chief Executive Officer

Phoenix, Arizona

November 14, 2000


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM IN THE ENCLOSED ENVELOPE. A PROXY MAY BE REVOKED BY A STOCKHOLDER ANY TIME PRIOR TO ITS USE, AS SPECIFIED IN THE PROXY STATEMENT.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
ABOUT THE MEETING
  What is the purpose of the Special Meeting?...............   1
  Who is entitled to vote at the Special Meeting?...........   1
  What are our objectives?..................................   2
  May I change my vote after I have mailed by proxy card?...   2
  What are the voting procedures at the Special Meeting?....   2
SUMMARY OF THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF
  DEBENTURES
  Why is this approval necessary?...........................   2
  What is the Board's recommendation?.......................   2
  What vote is required to approve the issuance upon
     conversion?............................................   2
PROPOSAL REGARDING ISSUANCE OF COMMON STOCK
  Background................................................   3
  Purpose and material effects of the approval of the
     issuance upon conversion...............................   3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................   4
OTHER MATTERS
  Expenses of solicitation..................................   5
  Financial and other information...........................   5
  Discretionary Authority...................................   5

                        TITAN MOTORCYCLE CO. OF AMERICA
                            2222 WEST PEORIA AVENUE
                             PHOENIX, ARIZONA 85029
                            TELEPHONE (602) 861-6977


                                PROXY STATEMENT

                      FOR SPECIAL MEETING OF STOCKHOLDERS


     This Proxy Statement is furnished to the holders of common stock of TITAN MOTORCYCLE CO. OF AMERICA, a Nevada corporation ("Titan" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of stockholders of the Company (the "Special Meeting") to be held at 10:00 a.m. local time on Wednesday, December 13, 2000, and any adjournment thereof. The Special Meeting of stockholders will be at Camelback Inn Marriott Resort, Golf Club & Spa, 5402 East Lincoln Drive, Scottsdale, Arizona 85253. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. A copy of the Notice of Special Meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about November 17, 2000. In all events, the proxy materials will be mailed at least 20 days prior to the Special Meeting.



     Only stockholders of record at the close of business on November 14, 2000, the record date for the Special Meeting, will be entitled to notice of and to vote at the Special Meeting. On the record date, the Company had 21,407,579 outstanding shares of Common Stock, which are the only securities of the Company entitled to vote at the Special Meeting, each share being entitled to one vote.



     THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE FAIRNESS OR MERITS OF SUCH TRANSACTIONS OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


     The following series of questions and answers highlights selected information from this proxy statement and may not contain all of the information that is important to you. You should carefully read this entire proxy statement to fully understand the proposed approval of an issuance of common stock upon conversion of the 12% convertible debentures to be voted on at the Special Meeting.

                           ABOUT THE SPECIAL MEETING


WHAT IS THE PURPOSE OF THE SPECIAL MEETING?


     At the Special Meeting, stockholders will vote upon the matters outlined in the accompanying Notice of Special Meeting, including the authorization of the issuance of shares of Titan's common stock to holders of 12% convertible debentures upon the exercise of conversion rights.

     Abstentions and "broker non-votes" are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.


WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?


     Those persons who were stockholders of record of Titan's common stock at the close of business on November 14, 2000, the record date fixed by our Board of Directors, are entitled to vote at the Special Meeting. Each stockholder of record on the record date is entitled to one vote for each share then held on each matter submitted to a vote of the stockholders.

WHAT ARE OUR OBJECTIVES?


     On August 14, 2000, we issued $750,000 of convertible debentures in exchange for $750,000 in gross proceeds pursuant to a Securities Purchase Agreement. Under the Securities Purchase Agreement, we agreed to hold this Special Meeting in an effort to obtain the approval of our stockholders for the issuance of shares of our common stock upon conversion of the convertible debentures. Nasdaq rules require the approval of our stockholders for the issuance of shares of common stock in excess of 20% of our then outstanding capital stock. The conversion terms of the convertible debentures provide for the possibility of an issuance in excess of the specified percentage. As a result, stockholder approval is necessary.


MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?



     Yes. You have an unconditional right to revoke your proxy at any time prior to its exercise, either in person at the Special Meeting or by delivering a written revocation or duly executed proxy bearing a later date with our Secretary at our offices prior to the Special Meeting.



WHAT ARE THE VOTING PROCEDURES AT THE SPECIAL MEETING?


     The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting is necessary to constitute a quorum. If less than a majority of the outstanding shares entitled to vote are represented at the Special Meeting, a majority of the shares so represented may adjourn the Special Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken. If a quorum is present, a majority of the shares represented and entitled to vote at the Special Meeting is required to adopt the proposal described in this proxy statement.

     A proxy card is enclosed for use at the Special Meeting. When this proxy is properly executed and returned, the shares it represents will be voted at the Special Meeting in accordance with any instructions noted on the proxy card. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted in favor of the proposal.

             SUMMARY OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON
                      CONVERSION OF CONVERTIBLE DEBENTURES


WHY IS THIS APPROVAL NECESSARY?


     On August 14, 2000, we issued $750,000 of convertible debentures in exchange for $750,000 in gross proceeds pursuant to a Securities Purchase Agreement. Under the Securities Purchase Agreement, we agreed to hold this Special Meeting in an effort to obtain the approval of our stockholders for the issuance of shares of our common stock upon conversion of the convertible debentures. Nasdaq rules require the approval of our stockholders for the issuance of shares of common stock in excess of 20% of our then outstanding capital stock. The conversion terms of the convertible debentures provide for the possibility of such an excessive issuance. As a result, stockholder approval is necessary.


WHAT IS THE BOARD'S RECOMMENDATION?


     The Board of Directors unanimously recommends that you vote "FOR" the proposal to approve the issuance of common stock upon conversion of the convertible debentures.


WHAT VOTE IS REQUIRED TO APPROVE THE ISSUANCE UPON CONVERSION?


     The affirmative vote of a majority of the Shares represented and entitled to vote at the meeting is required to approve the issuance of shares of common stock upon conversion of the convertible debentures.

        PROPOSAL REGARDING THE APPROVAL OF THE ISSUANCE OF SHARES OF THE


            COMPANY'S COMMON STOCK TO HOLDERS OF THE 12% CONVERTIBLE

                 DEBENTURES UPON EXERCISE OF CONVERSION RIGHTS


BACKGROUND


     In compliance with Nasdaq rules, Titan is seeking stockholder approval of the issuance of an unlimited number of shares of common stock that may be issued upon conversion of Titan's 12% convertible debentures. The shares of common stock are issuable at the election of the holders of the convertible debentures under the conversion rights granted to the holders of the convertible debentures.

     On August 14, 2000, Titan entered into a Securities Purchase Agreement for the sale of $750,000 in original principal amount of its 12% convertible debentures, and issued warrants for the purchase of up to an aggregate of 1,025,160 shares of Titan's common stock. The rights of the holders of the convertible debentures are described in the convertible debentures. The convertible debentures include a description of the right of the holders to convert their convertible debentures into shares of Titan's common stock. As a result of the conversion features in the convertible debentures, the convertible debentures and warrants are likely to be converted into shares of common stock at a conversion price less than the market value of the common stock. The warrants issued in connection with the convertible debentures are exercisable at a premium to the market price on the date they were issued.

     Nasdaq SmallCap Market rules require that Titan obtain stockholder approval prior to the issuance of shares of its common stock, at a price less than the greater of book or market value, that equals, or exceeds 20% of the number of shares of its common stock outstanding prior to the issuance of the convertible debentures. The warrants issued in connection with the convertible debentures are exercisable at a price equal to 105% of the market price of the common stock as of the closing date, or $.643125 per share, and expire August 31, 2005. Because the Company may, under certain circumstances, be required to issue more than 20% of such number of outstanding shares of its common stock at a discount to market price under the terms of the convertible debentures, the Board of Directors seeks the approval of the Company's stockholders of this proposal.

     The members of Titan's Board of Directors unanimously approved the terms of the convertible debentures and related warrants.


PURPOSE AND MATERIAL EFFECTS OF THE APPROVAL OF THE ISSUANCE UPON CONVERSATION.


     As of the date of this Proxy Statement, Titan has $750,000 of its 12% convertible debentures outstanding. The convertible debentures are convertible at the lower of a fixed conversion price or a variable conversion price. The fixed conversion price of $0.42, was determined by multiplying 70% of the average of the closing bid price of Titan's common stock for the five trading days immediately preceding the closing date. The variable conversion price is equal to 70% of the average of the five lowest closing bid prices (which need not be consecutive days) of Titan's common stock during the 22 trading days immediately preceding an applicable conversion date. A reduction of the conversion price results in an increase in the number of shares of common stock into which the convertible debentures may be converted. Because the conversion price is the lesser of the fixed conversion price or the applicable variable conversion price, the conversion price will never exceed $0.42 (the fixed conversion price) even if the price of the common stock increases significantly. The conversion price and the number of shares of common stock underlying the convertible debentures are subject to adjustment for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to Titan's common stock.

     Assuming this proposal is approved by stockholders and all $750,000 in principal amount of the Company's outstanding 12% convertible debentures are converted at the applicable variable conversion price, and that interest on the principal is paid in cash rather than converted to shares of common stock, the following table sets forth the number of common shares which may be issued and the aggregate percentage of the outstanding shares represented thereby (after giving effect to such additional shares) at different conversion price levels:


                         APPROXIMATE
            NUMBER OF   PERCENTAGE OF
CONVERSION   COMMON      OUTSTANDING
 PRICE(1)    SHARES        SHARES
----------  ---------   -------------
  $0.10     7,500,000        35%
  $0.25     3,000,000        14%
  $0.35     2,142,857        10%
  $0.42     1,785,714         8%


---------------

(1) The closing bid/sale price of Titan's common stock as of November 8, 2000 was $.1875 per share.


     Accordingly, approval of this proposal could result in substantial dilution to existing stockholders, if the convertible debentures are converted at variable conversion prices substantially below the fixed conversion price. Under the terms of the Securities Purchase Agreement, if this proposal is not approved by the stockholders and Titan is unable to issue all common shares due upon conversion of the convertible debentures by reason of the Nasdaq limitation, Titan may be required to redeem such unconvertible debentures for cash at a time when it does not have the available funds to do so. In that event, Titan may be required to liquidate or reorganize.

     Neither Nevada nor federal law requires the approval by Titan's stockholders of the terms of the Securities Purchase Agreement or the issuance of common stock to the holders of the convertible debentures. However, Nasdaq rules require that all Nasdaq SmallCap Market-listed companies such as Titan obtain stockholder approval to issue common stock, or securities convertible into common stock, that equals or exceeds 20% of their outstanding common stock (or 20% or more of the voting power in the company), prior to the issuance of the common stock if the consideration for the common stock is less than the greater of book or market value of the shares. Under the convertible debentures, the issuance of shares of common stock pursuant to a conversion of the convertible debentures may be at a discount to the market price at the time of the exercise of the conversion rights and therefore must be approved by the stockholders under Nasdaq rules.


     As of the date of this Proxy Statement, Titan had 21,407,579 shares of common stock issued and outstanding. Consequently, under Nasdaq rules, Titan may not issue, at a discount, more than 4,281,515 shares of Titan's common stock, unless it first obtains stockholder approval of the issuance. Because a full conversion of the convertible debentures could result in the issuance of more than 20% Titan's of outstanding shares, the Board of Directors seeks stockholder approval of the issuance of sufficient shares to satisfy the conversion rights of the convertible debentures.


     One of the terms of the Securities Purchase Agreement requires Titan to submit this proposal to a stockholder vote to authorize the issuance of the Company's common stock. By agreement, this stockholder approval is to be sought by December 13, 2000.

                THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     As of November 14, 2000, the Company had 21,407,579 shares of common stock outstanding. The chart below sets forth the beneficial ownership, or claimed ownership, of certain individuals and entities. This chart discloses those persons known by the Board of Directors to have, or to claim to have, beneficial ownership of more than 5% of the outstanding shares of the common stock of the Company as of November 14, 2000; of all current directors and named executive officers of the Company; and of the directors and officers of the Company as a group. Such information is based upon information furnished by each such person and is correct to the best of our knowledge. In certain cases, shares required under rules of the Securities and Exchange Commission to be shown as beneficially owned are shares as to which the indicated person holds rights to acquire such shares within 60 days through the exercise of stock options or otherwise. The address for each of the persons named below is our principal office.


                                                              NUMBER OF SHARES     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                         BENEFICIALLY OWNED    OF CLASS
------------------------------------                         ------------------    --------
Francis S. Keery...........................................       3,672,272(1)       16.9%
Patrick Keery..............................................       3,008,549(2)       13.9%
Barbara S. Keery...........................................       3,339,773(3)       15.6%
Harry Eastlick.............................................          75,000(4)           (6)
Fred Beisser...............................................          75,000(5)           (6)
Dennis Rutherford..........................................               0              (6)
Officers and Directors as a group (6 members)..............      10,170,594          46.3%


---------------

(1) Includes 275,000 shares underlying unexercised employee options.



(2) Includes 180,000 shares underlying unexercised employee options.



(3) Includes 16,667 shares underlying unexercised employee options.



(4) Includes 50,000 shares underlying unexercised employee options.



(5)Includes 50,000 shares underlying unexercised employee options.



(6) Represents less than one percent.


                                 OTHER MATTERS


EXPENSES OF SOLICITATION


     The accompanying proxy is solicited by and on behalf of our Board of Directors, and the entire cost of such solicitation will be borne by us. In addition to the use of the mails, proxies may be solicited by directors, officers and employees of Titan, by personal interview, telephone and facsimile. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in connection with this process.


FINANCIAL AND OTHER INFORMATION


     Copies of our complete annual report, Form 10-K and most recent Form 10-Q are available without charge upon request made to our corporate offices.


DISCRETIONARY AUTHORITY


     The Special Meeting is called for the specific purposes set forth in the Notice of Special Meeting as discussed above, and also for the purpose of transacting such other business as may properly come before the Special Meeting. At the date of this proxy statement the only matters which management intends to present, or is informed or expects that others will present for action at the Special Meeting, are those matters specifically referred to in the notice. As to any matters that may come before the Special Meeting other than those specified above, the proxy holder will be entitled to exercise discretionary authority.

     THE STATEMENTS IN THIS PROXY STATEMENT AND ACCOMPANYING MATERIALS ARE FOR THE INFORMATION OF STOCKHOLDERS OF TITAN MOTORCYCLE CO. OF AMERICA. THIS PROXY STATEMENT AND ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO SELL NOR A SOLICITATION OR OFFER TO BUY ANY SECURITIES. NO ONE SHOULD BUY OR SELL ANY SECURITY BY REASON OF ANY STATEMENT IN THIS PROXY STATEMENT, OR ANY ACCOMPANYING MATERIALS.


                                          By Order of the Directors:

                                          /s/ Francis S. Keery
                                          --------------------------------------
                                          Francis S. Keery
                                          Chief Executive Officer


Dated this 14th day of November, 2000


Titan Motorcycle Co. of America
2222 West Peoria Avenue
Phoenix, AZ 85029
(602) 861-6977

                                     PROXY

                         TITAN MOTORCYCLE CO. OF AMERICA
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Patrick S. Keery and Dennis Rutherford, with full power of substitution, to represent and to vote on behalf of the undersigned, all of the shares of common stock of TITAN MOTORCYCLE CO. OF AMERICA which the undersigned is entitled to vote at the Special Meeting of the stockholders, to be held at 9:00 a.m. Local Time, at Camelback Inn Marriott Resort, Golf Club & Spa, 5402 East Lincoln Drive, Scottsdale, Arizona 85253 and at any adjournment thereof, revoking all proxies heretofore given with respect to such stock, upon the following proposal more fully described in the accompanying Proxy Statement, receipt of which is hereby acknowledged.

1. PROPOSAL TO AUTHORIZE THE ISSUANCE OF SHARES of Titan's common stock to holders of the 12% convertible debentures issued by Titan upon the exercise of conversion rights.

         [ ]      For              [ ]     Against          [ ]     Abstain

2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). Where direction is not made, this proxy will be voted for proposal 1.


Please sign this proxy exactly as the name appears on your stock certificate. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other similar capacity, please give the appropriate title. When signing as a corporation, please sign on behalf of the corporation by an authorized officer. If you sign for a partnership, please sign on behalf of the partnership by an authorized person.


DATED this _____ day of _______________, 2000


Our records indicate the following:
                                                      __________________________
                                                              Signature


                                                      __________________________
                                                              Signature


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please make any corrections to the information shown above.